SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, DC  20549




                             FORM 8-K




                          CURRENT REPORT
              PURSUANT TO SECTION 13 OR 15(d) OF THE
                 SECURITIES EXCHANGE ACT OF 1934



 Date of Report (Date of earliest event reported)   July 19, 1996




                        LYNTON GROUP, INC.
      (Exact name of Registrant as specified in its charter)




Delaware                      0-6867                   13-2688055
(State or other            (Commission              (IRS Employer
jurisdiction of            file number)            Identification
incorporation or                                          Number)
organization)



9 Airport Road
Morristown Municipal Airport
Morristown, New Jersey                                      07960
(Address of principal                                  (Zip Code)
executive offices)



Registrant's telephone number, including area code (201) 292-9000


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Item 4.   Changes in Registrant's Certifying Accountant.


     Effective as of July 19, 1996, Lynton Group, Inc. (the
"Company") engaged Grant Thornton LLP as its principal independent accountants to audit the financial statements of the Company and its subsidiaries for the fiscal year ended September 30, 1996.

     For either of the past two fiscal years, the report of the former independent accountants, Ernst & Young LLP, contained no adverse opinion, disclaimer of opinion or qualification or modification as to uncertainty, audit scope or accounting principles.

     During the Company's two most recent fiscal years and any subsequent interim period preceding the date hereof, there were not any disagreements with the former accountants on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the former accountants would have caused it to make reference to the subject matter of the disagreements in connection with its report.

     The change in the Company's independent accountants was approved by the Company's audit committee. The Company's audit committee determined that the Company's auditing needs could be handled by Grant Thornton LLP as efficiently and more economically compared to the former accounting firm.

     During the Company's two most recent fiscal years, and any subsequent period prior to engaging Grant Thornton LLP, neither the Company nor, to the best of the Company's knowledge, anyone acting on the Company's behalf, consulted Grant Thornton LLP regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements, and either a written report was provided to the Company or oral advice was provided that the new accountant concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was subject of a disagreement (as defined in paragraph 304(a)(1)(iv) of Regulation S-K) with the former accountant or a reportable event (as described in paragraph 304(a)(1)(v) of Regulation S-K).

     The Company has requested Ernst & Young LLP to furnish it a letter addressed to the Commission stating whether it agrees with the above statements. A copy of that letter, dated July 22, 1996, is filed as Exhibit 16.1 to this Form 8-K.

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Item 7.   Financial Statements, Pro Forma Financial Information and
          Exhibits.

          Exhibits:

                                                             Page


          16.1  Letter re change in certifying accountant        5


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                             SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                   LYNTON GROUP, INC.
                                   (Registrant)


Date: July 22, 1996                By:  /s/Manus O'Donnell
                                        Manus O'Donnell,
                                        Vice President of Finance,
                                        Chief Financial Officer,
                                        Secretary and Treasurer



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